Exhibit 99.1

Press Release Dated March 22, 2010

1

Ms. Briana Erickson Phone: 800-611-3388 www.PhytoMedical.com	PhytoMedical Technologies, Inc. 100 Overlook Drive, 2nd FloorPrinceton, NJ 08540

News Release

PhytoMedical Announces the Appointment of Dr. James F. Lynch as President and CEO

Business and Drug Development Industry Executive, James F. Lynch, PhD, MBA, joins PhytoMedical as President and Chief Executive Officer

Princeton, NJ – March 22, 2010 - PhytoMedical Technologies, Inc. (OTCBB: PYTO), (FWB: ET6) today announced that Dr. James F. Lynch, formerly a member of the Company’s Scientific Advisory Board, has been appointed President and Chief Executive Officer of PhytoMedical, effective March 15, 2010.  Mr. Greg Wujek, PhytoMedical’s outgoing President and CEO, continues to serve as Director on the Company’s Board.

“I’m proud to have Dr. Lynch take leadership of our Company, and especially look forward to capitalizing on his industry experience, which spans more than 20 years and ranges from the development and launch of new compounds to successfully consummating deals with big pharma,” stated outgoing President & CEO, Mr. Greg Wujek, Director of PhytoMedical Technologies, Inc. “Especially helpful to advancing our pipeline and creating an international presence for our Company, is Dr. Lynch’s unique blend of worldwide pharmaceutical product and business development expertise, and scientific know-how.”

Dr. Lynch holds a Doctoral degree in Inorganic Chemistry and a Masters degree in Business Administration, and brings over two decades of industry experience across a variety of strategic, operational and entrepreneurial roles within large pharma, private and public specialty pharmaceutical companies, and international consulting.

“I’m excited to join PhytoMedical at this time, and eager to leverage my many years of technical and business experience in order to not only advance our uniquely designed, lead anti-cancer compound, but to establish value-added, strategic partnerships around the world,” commented Dr. Lynch, newly-appointed President & CEO of PhytoMedical.

Dr. James F. Lynch, PhD, MBA: Industry Expertise & Scientific Know-How

Dr. Lynch earned his Bachelor of Science degree in Chemistry at Siena College, and completed his Doctoral degree in Inorganic Chemistry at Seton Hall University, and his Masters in Business Administration at Columbia University.   Dr. Lynch is a member of Licensing

Executives Society, Venture Association of New Jersey, Biotechnology Council of New Jersey and the Crohn’s and Colitis Foundation of America.

Recently, Dr. Lynch provided independent advisory services to several biopharmaceutical companies, including Drais Pharmaceuticals, a venture-backed, oncology company developing anti-tumor drugs, as its Acting Chief Business Officer.

Previously, he served as Vice President, Global Business Development at Savient Pharmaceuticals, and was an original member of the management team responsible for launching Reliant Pharmaceuticals, a specialty pharmaceutical company which was sold to Glaxo in 2007. Dr. Lynch initially served as Executive Director of Business Development where he helped originate and close several transactions creating Reliant’s first commercial drug portfolio, and was subsequently appointed to Vice President of Commercial Operations.

During a nine-year career at Sandoz (now Novartis), Dr. Lynch held numerous technical and commercial positions in Technical Operations, New Product Management and Sandoz Research Institute. As a Managing Consultant within the pharmaceutical practice of PA Consulting Group, a UK-based technology consulting firm, he directed global projects for major pharma clients focusing on strategic portfolio planning, drug development and organizational planning.

At PhytoMedical, in addition to his appointment as President and CEO, Dr. Lynch also serves on the Company’s Board of Directors. The Board thanks outgoing President and CEO, Mr. Greg Wujek, and expresses sincere appreciation for his significant efforts during the past several years, which includes his acquisition and development of the Company’s lead anti cancer compound for glioblastoma, a difficult-to-treat brain cancer.

PhytoMedical’s Cancer Research: Killing Cancer’s DNA

Led by Dartmouth College researcher, Dr. Gordon Gribble, PhytoMedical is developing a novel class of patented anti-cancer agents that have a ‘cytotoxic’ or poisonous affinity for cancer cells and are designed to bind more tightly to cancer cell DNA than many conventional anticancer drugs by a process called bis-intercalation or “double binding,” much like a molecular staple. Because the DNA is the blueprint of life for the cancer cell, such binding stops the replication of the DNA, which prevents the growth of the cancer cell and it dies.

DNA is present in the nucleus of every cell of all living organisms, which are constantly dividing through a process in which the DNA in the nucleus of the original cell replicates itself to be present in the nuclei of the two new (“daughter”) cells. If this replication cannot occur, the cell will die and the organism will eventually stop growing and die. Cancer is characterized by the development of abnormal cells that divide uncontrollably and have the ability to infiltrate and destroy normal body tissue.

At present, anticancer molecules designed to block the replication of DNA do so through “intercalation,” a mechanism in which the drug inserts itself between one set of adjacent base pairs of the DNA. PhytoMedical believes a more effective anticancer strategy is to design molecules (“bis-intercalators”) that can intercalate simultaneously at two DNA sites, thus further increasing the binding between the drug and the DNA of specific cancer cells in order to stop their replication and ultimately resulting in the death of the cancer cell.

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that PhytoMedical will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an

Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.   Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.